                                              EX. 4.01 (NOTE 1)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   COCA-COLA ENTERPRISES INC.

                      5.75% NOTE DUE 2008

R-1                                                  $200,000,000

REGISTERED                                     (Principal Amount)

GLOBAL SECURITY                                  CUSIP: 191219BF0


          COCA-COLA ENTERPRISES INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company), which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on November 1, 2008 (the "Maturity Date") in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon, in like coin or currency, at a rate of 5.75% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly made available for payment, semiannually in arrears on May 1 and November 1 (each an "Interest Payment Date") in each year commencing on May 1, 1999, to the registered holder of this Note (the "Holder") as of the close of business on the Regular Record Date for such interest payment, which shall be the April 15 and October 15 next preceding such Interest Payment Date, and on the Maturity Date shown above. Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from November 2, 1998, until the principal hereof has been paid or duly made available for payment. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, subject to certain exceptions provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Persons, and on the notice, as is provided in the Indenture. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in the City of New York are not required or authorized by law to close.

          Payment of the principal of and interest on this Note will be made by wire transfer in immediately available funds to an account maintained by DTC for such purpose.

          This Note is one of a duly authorized issue of securities (hereinafter called the "Securities") of the Company issued and to be issued under an Indenture dated as of July 30, 1991, as amended and supplemented by the First Supplemental Indenture dated as of January 29, 1992 (collectively, the "Indenture"), between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "5.75% Notes Due 2008" (the "Notes"). The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

          If an Event of Default, as defined in the Indenture, with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared, and upon such declaration shall be due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series under the Indenture affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture or such Securities and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of this series having the same terms as this Note of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE
PERFORMED IN SUCH STATE.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Notes.

          Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, formerly known as Chemical Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

                              COCA-COLA ENTERPRISES INC.

                                    /s/ VICKI R. PALMER
                              By:________________________________
                                 Name:  Vicki R. Palmer
                                 Title: Vice President and
                                        Treasurer

Attest:

    /S/ E. LISTON BISHOP III
By:____________________________
   Name: E. Liston Bishop III
   Title: Assistant Secretary

[SEAL]

Date:          November 2, 1998



TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
as Trustee,


By: _____________________________
    Name:
    Title:

                        ASSIGNMENT FORM


To assign this Note, fill in the form below:

I or we assign and transfer this Note to


(Print or type assignee's name, address and zip code)




(Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:____________________         _____________________________

                                   _____________________________

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member broker of the New York, Midwest or Pacific Stock Exchange.

                                              EX. 4.01 (NOTE 2)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   COCA-COLA ENTERPRISES INC.

                      5.75% NOTE DUE 2008

R-2                                                  $200,000,000

REGISTERED                                     (Principal Amount)

GLOBAL SECURITY                                  CUSIP: 191219BF0


          COCA-COLA ENTERPRISES INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company), which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on November 1, 2008 (the "Maturity Date") in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon, in like coin or currency, at a rate of 5.75% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly made available for payment, semiannually in arrears on May 1 and November 1 (each an "Interest Payment Date") in each year commencing on May 1, 1999, to the registered holder of this Note (the "Holder") as of the close of business on the Regular Record Date for such interest payment, which shall be the April 15 and October 15 next preceding such Interest Payment Date, and on the Maturity Date shown above. Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from November 2, 1998, until the principal hereof has been paid or duly made available for payment. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, subject to certain exceptions provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Persons, and on the notice, as is provided in the Indenture. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in the City of New York are not required or authorized by law to close.

          Payment of the principal of and interest on this Note will be made by wire transfer in immediately available funds to an account maintained by DTC for such purpose.

          This Note is one of a duly authorized issue of securities (hereinafter called the "Securities") of the Company issued and to be issued under an Indenture dated as of July 30, 1991, as amended and supplemented by the First Supplemental Indenture dated as of January 29, 1992 (collectively, the "Indenture"), between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "5.75% Notes Due 2008" (the "Notes"). The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

          If an Event of Default, as defined in the Indenture, with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared, and upon such declaration shall be due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series under the Indenture affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture or such Securities and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of this series having the same terms as this Note of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE
PERFORMED IN SUCH STATE.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Notes.

          Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, formerly known as Chemical Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

                              COCA-COLA ENTERPRISES INC.

                                  /S/ VICKI R. PALMER
                              By:________________________________
                                 Name:  Vicki R. Palmer
                                 Title: Vice President and
                                        Treasurer

Attest:

    E. LISTON BISHOP III
By:____________________________
   Name: E. Liston Bishop III
   Title: Assistant Secretary

[SEAL]

Date:          November 2, 1998



TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
as Trustee,


By: _____________________________
    Name:
    Title:
                        ASSIGNMENT FORM


To assign this Note, fill in the form below:

I or we assign and transfer this Note to


(Print or type assignee's name, address and zip code)




(Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:____________________         ______________________________

                                   ______________________________


NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member broker of the New York, Midwest or Pacific Stock Exchange.

                                              EX. 4.01 (NOTE 3)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   COCA-COLA ENTERPRISES INC.

                      5.75% NOTE DUE 2008

R-3                                                  $200,000,000

REGISTERED                                     (Principal Amount)

GLOBAL SECURITY                                  CUSIP: 191219BF0


          COCA-COLA ENTERPRISES INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company), which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on November 1, 2008 (the "Maturity Date") in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon, in like coin or currency, at a rate of 5.75% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly made available for payment, semiannually in arrears on May 1 and November 1 (each an "Interest Payment Date") in each year commencing on May 1, 1999, to the registered holder of this Note (the "Holder") as of the close of business on the Regular Record Date for such interest payment, which shall be the April 15 and October 15 next preceding such Interest Payment Date, and on the Maturity Date shown above. Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from November 2, 1998, until the principal hereof has been paid or duly made available for payment. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, subject to certain exceptions provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Persons, and on the notice, as is provided in the Indenture. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in the City of New York are not required or authorized by law to close.

          Payment of the principal of and interest on this Note will be made by wire transfer in immediately available funds to an account maintained by DTC for such purpose.

          This Note is one of a duly authorized issue of securities (hereinafter called the "Securities") of the Company issued and to be issued under an Indenture dated as of July 30, 1991, as amended and supplemented by the First Supplemental Indenture dated as of January 29, 1992 (collectively, the "Indenture"), between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "5.75% Notes Due 2008" (the "Notes"). The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

          If an Event of Default, as defined in the Indenture, with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared, and upon such declaration shall be due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series under the Indenture affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture or such Securities and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of this series having the same terms as this Note of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE
PERFORMED IN SUCH STATE.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Notes.

          Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, formerly known as Chemical Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

                              COCA-COLA ENTERPRISES INC.
                                   /s/ VICKI R. PALMER
                              By:________________________________
                                 Name:  Vicki R. Palmer
                                 Title: Vice President and
                                        Treasurer

Attest:

     /S/ E. LISTON BISHOP
By:____________________________
   Name: E. Liston Bishop III
   Title: Assistant Secretary

[SEAL]

Date:          November 2, 1998



TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
as Trustee,


By: _____________________________
    Name:
    Title:
                        ASSIGNMENT FORM


To assign this Note, fill in the form below:

I or we assign and transfer this Note to


(Print or type assignee's name, address and zip code)




(Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:____________________         ______________________________

                                   ______________________________


NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member broker of the New York, Midwest or Pacific Stock Exchange.